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                                                                   EXHIBIT 10.1

                              THIRD AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

   THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated November 12, 2002, is entered into among SALESLINK CORPORATION, a Delaware corporation, INSOLUTIONS INCORPORATED, a Delaware corporation, ON-DEMAND SOLUTIONS, INC., a Massachusetts corporation, PACIFIC DIRECT MARKETING CORP., a California corporation, SALESLINK MEXICO HOLDING CORP., a Delaware corporation (each herein called a "Borrower" and collectively, the "Borrowers"), the lenders party hereto (herein collectively called the "Lenders" and each individually called a "Lender") and LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as Agent for the Lenders.

                             W I T N E S S E T H:

   WHEREAS, Borrowers and Lenders are parties to a Loan and Security Agreement, dated October 30, 2001, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 27, 2002 and that certain Consent and Second Amendment to Loan and Security Agreement dated as of October 30, 2002 (the "Existing Loan Agreement" and as the Existing Loan Agreement is amended and modified by this Amendment, the "Amended Loan Agreement"); and

   WHEREAS, Borrowers have requested that Lenders amend the Existing Loan Agreement in certain respects and the Lenders are willing to amend the Existing Loan Agreement in certain respects as provided herein.

   NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

                                   SECTION 1

                                 DEFINED TERMS

   Terms defined in the Existing Loan Agreement and not otherwise defined herein are used herein as therein defined.

                                   SECTION 2

                     AMENDMENT TO EXISTING LOAN AGREEMENT

   2.1 Addition of Definition. The following definitions are hereby added to
Section 1.1 of the Existing Loan Agreement, each in proper alphabetical order:

      "Cash Collateral Account" shall mean a deposit account maintained with Agent, which deposit account and all the funds deposited therein will be subject to

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   a first priority security interest in favor of Agent, for its benefit and the benefit of the Lenders, upon such terms as are required by Agent, into which Borrowers deposit funds required to be deposited by them pursuant to
   Section 3.2(C). Borrowers shall not have access to funds deposited in the Cash Collateral Account.

      "Cash Collateralized Letter of Credit" shall have the meaning ascribed to it in Section 2.13(A)(iii).

   2.2 Amendment to Definition. The definition of "Letter of Credit Sublimit" in Section 1.1 of the Existing Loan Agreement is hereby amended by deleting the definition in its entirety and substituting therefor:

      "Letter of Credit Sublimit" shall mean an aggregate amount not to exceed the Aggregate Revolving Credit Commitment.

   2.3 Amendment to Issuance of Letters of Credit.

      (a) Section 2.13(A)(ii) of the Existing Loan Agreement is hereby amended by deleting the section in its entirety and substituting therefor the following:

      (ii) In no event shall: (a) the aggregate amount of the Letter of Credit Obligations at any time exceed the Letter of Credit Sublimit; (b) the sum at any time of (1) the aggregate amount of Letter of Credit Obligations and (2) the aggregate principal balance of all outstanding Loans issued pursuant to the Revolving Credit Facility exceed the then current Availability, except as provided by Section 2.13(A)(iii); and (c) the expiration date of any Letter of Credit (including, without limitation, Letters of Credit issued with an automatic "evergreen" provision providing for renewal absent advance notice by Borrowers or the Issuing Lender), or the date for payment of any draft presented thereunder and accepted by the Issuing Lender, be later than the Letter of Credit Expiry Date; provided, however, that the expiration date of a Letter of Credit issued by Borrowers at the request or on the behalf of SL Supply shall not have an expiration date later than one year after its issuance and shall not include an automatic or "evergreen" provision providing for renewal of such Letter of Credit.

      (b) Section 2.13(A) of the Existing Loan Agreement is hereby amended by adding the following:

      (iii) In the event Borrowers request the issuance of any Letter(s) of Credit that would, if issued, result in the sum of (1) the aggregate amount of Letter of Credit Obligations and (2) the aggregate principal amount of Loans outstanding under the Revolving Credit Facility to exceed the then current Availability (a "Cash Collateralized Letter of Credit"), Borrowers may request that the Issuing Lender issue a Cash Collateralized Letter of Credit provided that Borrowers, jointly and severally, deposit cash in an amount equal to such excess

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   in the Cash Collateral Account prior to the issuance of any such Cash
   Collateralized Letter of Credit. To the extent that one or more Cash Collateralized Letter(s) of Credit expire and are not extended or are otherwise terminated without any continuing liability to Agent, the Issuing Lender or the Lenders, which results in the sum of (i) the aggregate principal amount of Loans outstanding under the Revolving Credit Facility plus (ii) the aggregate amount of Letter of Credit Obligations being equal to or less than the Availability as of such date, Agent shall refund the cash held in the Cash Collateral Account to the Borrowers within five (5) Business Days. In addition, following any such deposit of cash in the Cash Collateral Account, at any time and from time to time that the sum of (i) the aggregate principal amount of Loans outstanding under the Revolving Credit Facility plus (ii) the aggregate principal amount of Letter of Credit Obligations becomes equal to or less than the sum of (x) the Availability plus (y) the amount of cash held in the Cash Collateral Account as of such date, Agent shall refund to the Borrowers within (5) Business Days a sum of cash held in the Cash Collateral Account equal to such excess. Any deposit made to the Cash Collateral Account pursuant to this Section 2.13(A)(iii) shall be used exclusively to facilitate the issuance of Cash Collateralized Letters of Credit requested in violation of Section 2.13(A)(ii)(b), and shall not affect the Availability or Borrowing Base.

   2.4 Amendment to Mandatory Prepayment Requirements. Section 3.2(C) of the Existing Loan Agreement is hereby amended by deleting the section in its entirety and substituting therefor the following:

      (C) Mandatory Prepayment. Borrowers shall not permit the sum of (i) the aggregate principal amount of Loans outstanding under the Revolving Credit Facility plus (ii) the Letter of Credit Obligations at any time to exceed the Availability. Borrowers agree, jointly and severally, to make such payments to Agent on the Loans outstanding under the Revolving Credit Facility which are necessary to cure any such excess within two Business Days after the occurrence thereof. To the extent that any payment made under the previous sentence is insufficient to cause the Letter of Credit Obligations to be equal to or less then the Availability, Borrowers agree, jointly and severally, to immediately deposit with Agent an amount of cash equal to the entire Letter of Credit Obligation with respect to one or more Letters of Credit which are causing the deficiency (which, for this purpose, shall be deemed to be Cash Collateralized Letters of Credit) in the Cash Collateral Account. To the extent that one or more Cash Collateralized Letter(s) of Credit expire and are not extended or are otherwise terminated without any continuing liability to Agent, the Issuing Lender or the Lenders, which results in the sum of (i) the aggregate principal amount of Loans outstanding under the Revolving Credit Facility plus (ii) the aggregate amount of Letter of Credit Obligations being equal to or less than the Availability as of such date, Agent shall refund the cash held in the Cash Collateral Account to the Borrowers within five (5) Business Days. In addition, following any such deposit of cash in the Cash Collateral Account, at any time and from time to time that the

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   sum of (i) the aggregate principal amount of Loans outstanding under the
   Revolving Credit Facility plus (ii) the aggregate principal amount of Letter of Credit Obligations becomes equal to or less than the sum of (x) the Availability plus (y) the amount of cash held in the Cash Collateral Account as of such date, Agent shall refund to the Borrowers within (5) Business Days a sum of cash held in the Cash Collateral Account equal to such excess. No Lender shall be under an obligation to make Loans under the Revolving Credit Facility or to issue any Letter of Credit during the period that any such excess described in the first sentence of this Section 3.2(C) exists or would result from the making of an additional Loan under the Revolving Credit Facility or issuing an additional Letter of Credit.

   2.5 Amendment to Security Interest. Section 4.1 of the Existing Loan Agreement is hereby amended by deleting the section in its entirety and substituting therefor the following:

      4.1 Security Interest. To secure the prompt payment to each Lender of the Liabilities, each Borrower grants to Agent, for the benefit of the Agent and the Lenders, a continuing security interest in and to all of such Borrower's Property including the following Property and interest in Property of such Borrower, whether now owned or existing or to be acquired or arising and wherever located: (i) all Accounts, Inventory, Equipment, General Intangibles, tax refunds, chattel paper, instruments, letters of credit, investment property, including, without limitation, stocks, bonds, interests in limited liability companies, partnership interests, securities, certificates of deposit, mutual fund shares, securities entitlements, including, without limitation, all of each Borrower's rights to any securities account, any free credit balance or other money owing by any securities intermediary with respect to such account, all securities and commodities held by Agent or any of its Affiliates, all commodity contracts held by any Borrower and all commodity accounts held by any Borrower, documents and documents of title evidencing or issued with respect to any of the foregoing; (ii) all of such Borrower's deposit accounts (general or special) with and credits and other claims against Agent or any Lender;
   (iii) all of such Borrower's now owned or to be acquired monies, and any and all other property of such Borrower now or to be coming into the actual possession, custody or control of Agent, any Lender or any agent or affiliate of any Lender in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise); (iv) all insurance proceeds of or relating to any of the foregoing; (v) all of such Borrower's books and records, including without limitation customer lists, credit files, computer programs, printouts and other materials, relating to any of the foregoing; (vi) the Cash Collateral Account; and (vii) all accessions and additions to, substitutions for, and replacements, products and proceeds of any of the foregoing.

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                                   SECTION 3

                        REPRESENTATIONS AND WARRANTIES

   Each Borrower hereby jointly and severally represents and warrants to Lenders that:

   3.1 Due Authorization, etc. The execution and delivery of this Amendment and the performance of such Borrower's obligations under the Amended Loan Agreement are duly authorized by all necessary corporate action, do not require any filing or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of or constitute any default under any provision of its articles of incorporation or by-laws of that of any of its Subsidiaries or any material agreement or other document binding upon or applicable to it or any of its Subsidiaries (or any of their respective properties) or any material law or governmental regulation or court decree or order applicable to it or any of its Subsidiaries, and will not result in or require the creation or imposition of any Lien in any of its properties or the properties of any of its Subsidiaries pursuant to the provisions of any agreement binding upon or applicable to it or any of its Subsidiaries.

   3.2 Validity. This Amendment has been duly executed and delivered by such Borrower and, together with the Amended Loan Agreement, are the legal, valid and binding obligations of such Borrower to the extent such Borrower is a party thereto, enforceable against such Borrower in accordance with their respective terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally.

   3.3 Representations and Warranties. The representations and warranties contained in Section 6 of the Existing Loan Agreement are true and correct on the date of this Amendment, except to the extent (a) that such representations and warranties solely relate to an earlier date or (b) changed by circumstances permitted by the Amended Loan Agreement.

                                   SECTION 4

                             CONDITIONS PRECEDENT

   The amendments to the Existing Loan Agreement set forth in Section 2 of this Amendment shall become effective upon satisfaction of all of the following conditions precedent:

   4.1 Receipt of Documents. Agent shall have received all of the following, each in form and substance satisfactory to Agent:

      (a) Amendment. A counterpart original of this Amendment duly executed by Borrowers.

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      (b) Secretary's Certificate. A certificate of the secretary or clerk of each Borrower dated the date of the execution of this Amendment or such other date as shall be acceptable to Agent, substantially in the form of Exhibit A to this Amendment.

      (c) President's Certificate. A certificate dated the date of each Borrower's execution of this Amendment and signed by the President of each Borrower, substantially in the form of Exhibit B to this Amendment.

      (d) Other. Such other documents as Agent may reasonably request.

   4.2 Other Conditions. No Event of Default or Default shall have occurred and be continuing.

                                   SECTION 5

                                 MISCELLANEOUS

   5.1 Warranties and Absence of Defaults. In order to induce Lenders to enter into this Amendment, each Borrower jointly and severally hereby warrants to Lenders, as of the date of the actual execution of this Amendment, (a) no Event of Default or Default has occurred which is continuing as of such date and (b) the representations and warranties in Section 3 of this Amendment are true and correct.

   5.2 Documents Remain in Effect. Except as amended and modified by this Amendment, the Existing Loan Agreement and the other documents executed pursuant to the Existing Loan Agreement remain in full force and effect and each Borrower hereby ratifies, adopts and confirms its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Existing Loan Agreement and the other documents executed pursuant to the Existing Loan Agreement.

   5.3 Reference to Loan Agreement. On and after the effective date of this Amendment, each reference in the Amended Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the "Loan Agreement" in any Note and in any Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Amended Loan Agreement, shall mean and be a reference to the Amended Loan Agreement.

   5.4 Headings. Headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

   5.5 Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

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   5.6 Expenses. Borrowers agree to pay on demand all costs and expenses of
Agent (including reasonable fees, charges and disbursements of Agent's attorneys) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Borrowers agree to pay, and save Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment, the borrowings under the Amended Loan Agreement, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 5.6 shall survive any termination of this Amendment or the Amended Loan Agreement.

   5.7 Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

   5.8 Successors. This Amendment shall be binding upon Borrowers, Lenders, Agent and their respective successors and assigns, and shall inure to the benefit of Borrowers, Lenders, Agent and the successors and assigns of Lenders.

                           [signature page attached]

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   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered at Chicago, Illinois as of the date first above written.

                                           BORROWERS:

                                           SALESLINK CORPORATION,
                                           a Delaware corporation

                                           By:    /s/  Bryce C. Boothby, Jr.
                                                  -----------------------------
                                           Name:  Bryce C. Boothby, Jr.
                                           Title: President and CEO


                                           INSOLUTIONS INCORPORATED,
                                           a Delaware corporation

                                           By:    /s/  Bryce C. Boothby, Jr.
                                                  -----------------------------
                                           Name:  Bryce C. Boothby, Jr.
                                           Title: President


                                           ON-DEMAND SOLUTIONS, INC.,
                                           a Massachusetts corporation

                                           By:    /s/  Bryce C. Boothby, Jr.
                                                  -----------------------------
                                           Name:  Bryce C. Boothby, Jr.
                                           Title: President


                                           PACIFIC DIRECT MARKETING CORP.,
                                           a California corporation

                                           By:    /s/  Bryce C. Boothby, Jr.
                                                  -----------------------------
                                           Name:  Bryce C. Boothby, Jr.
                                           Title: President


                                           SALESLINK MEXICO HOLDING CORP.,
                                           a Delaware corporation

                                           By:    /s/  Bryce C. Boothby, Jr.
                                                  -----------------------------
                                           Name:  Bryce C. Boothby, Jr.
                                           Title: President

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                                           LENDERS:

                                           LASALLE BANK NATIONAL ASSOCIATION,
                                           as a Lender and as Agent

                                           By:    /s/  David M. Bacon
                                                  -----------------------------
                                           Name:  David M. Bacon
                                           Title: Loan Officer


                                           CITIZEN'S BANK OF MASSACHUSETTS,
                                           as a Lender

                                           By:    /s/  Ralph L. Letner
                                                  -----------------------------
                                           Name:  Ralph L. Letner
                                           Title: Vice President

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